Avantair, Inc. (AAIR)

21st Annual

Roth Capital Partners

OC Growth Stock Conference

February 17, 2009

SAFE HARBOR

This document contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, including, without limitation, statements regarding Avantair’s financial position, business strategy, plans, and
Avantair’s management’s objectives and its future operations, and industry conditions, are forward-looking statements.  Although Avantair believes that the expectations reflected in such forward-looking statements are reasonable, Avantair can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from Avantair’s expectations (“Cautionary Statements”)
include, without limitation, the effect of existing and future laws and governmental regulations, the results of future financing efforts, and the political and economic climate of the United States.  All subsequent written and oral forward-looking statements attributable to Avantair, or persons acting on Avantair’s behalf, are expressly qualified in their entirety by the
Cautionary Statements.

INVESTMENT HIGHLIGHTS

Sole fractional provider of the Piaggio Avanti in North America -
the roomiest, quietest, safest and most fuel efficient aircraft with the lowest operating cost in the light jet category

Compelling secular and economic drivers spurring demand for
lower-cost alternatives within the private aviation market

New innovative Axis program bridges the gap between the
financial commitment of a fractional share and charter cards

Business model offers clear path to sustainable profitability

EXPERIENCED MANAGEMENT TEAM

Steven F. Santo
Chief Executive Officer

Avantair Founder

Former Assistant District Attorney in NY

Former Managing Partner, Fields, Silver & Santo

Former CEO of Skyline Aviation, aircraft leasing company

Pilot for 20 years

Over 1,000 flight hours in the Piaggio Avanti

Richard Pytak

Chief Financial Officer

Former Treasurer at Gibraltar Industries

Former Senior Manager at PricewaterhouseCoopers

Kevin Beitzel

Chief Operating Officer

Former Executive VP of Maintenance and Operations

20 years experience in aviation industry

16 years with US Airways

Kevin V. McKamey

Executive Vice President

Avantair charter employee

20 years experience in aviation industry specifically in operations, maintenance and servicing

Former manager of flight operations and sales support for Piaggio
America

Over 3,000 flight hours in the Piaggio Avanti

OUR BUSINESS

Fractional shares in Avanti aircraft offer an affordable private travel option

Buy aircraft wholesale

Break them into 16 shares (50 hours of flying time)

Sell the shares retail

Aircraft available when customers need to travel

Provide flight operations and fleet maintenance for our customers

Generates recurring monthly maintenance and management fees with each share sold

5-year agreement with annual CPI increases

Flight operations include scheduling, pilots and pilot training, maintenance, flight tracking and repositioning

avantair

avantair Fly Smart.	AXIS CLUB MEMBERSHIP BY AVANTAIR	Edge

AVANTAIR PROGRAM SUMMARY

Avantair Fractional Ownership

Hourly Operating Cost:*
$2,633
(1/16th share)

Program Highlights:

One time acquisition cost; no
hourly cost

Customizable fractional share sizes

5 year term

No restricted travel days

Expanded Primary Service Area

42% lower operating cost per hour
than other fractional programs

AXIS Club Membership
By Avantair

Hourly Operating Cost:*

$3,725 - $4,440

Program Highlights:

One time membership fee

Tiered membership options to fit
customer travel needs

3 year term

No restricted travel days

Expanded Primary Service Area

Fractional conversion and
upgrade options available

Edge Time Card

Hourly Operating Cost:*

$4,945
(25 hour card)

Program Highlights:

All inclusive, one time cost

15 or 25 hour cards available

12 month term

Only 10 restricted travel days per
year

Expanded Primary Service Area

Conversion options available

* Includes FET and fuel

AXIS
CLUB MEMBERSHIP
BY AVANTAIR
EDGE CARD
FRACTIONAL PROGRAM

NEW AXIS CLUB MEMBERSHIP PROGRAM

Hybrid program, designed to bridge the gap between the financial commitment of a fractional share and charter cards

Offers access to blocks of flight hours at a locked-in rate, subject to annual CPI increase

One time membership fee starting as low as $75,000

3 year membership allows customers the opportunity to purchase blocks of 25 hours for $80,000 or less

Fractional conversion and upgrade options available

N.A. Fractional Fleet
1,200
1,000
800
600
400
'02
'03
'04
'05
'06
'07
'08

•

•

•

•

•

1 Source:  Federal Reserve Board
(www.federalreserve.gov/pubs/oss/oss2/2004/scf2004home.html)

2 Source:  Business Jet Monthly Report by UBS Investment
Research

3 Source:  AMSTAT, Boston Aviation estimates 2/17/09

2 million households with
net worth between $5-$30
million1 and growing

Unfavorable conditions for
travelers in commercial
aviation market

Fractionally owned aircraft
fleet has grown from 8
aircraft in 1986 to 937 as of
June 18, 20082

3 fractional shareholders in
1986 to 6,5903 today

Card fractional programs
represent a new growth
segment for industry

Fractional Aircraft Ownership Growing in Popularity

LARGE ADDRESSABLE MARKET

Fractional Light Jet Market Analysis

% of Market Share
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%

	NetJets	Flight Options	Avantair	Citation Shares	FlexJet	Other Providers
2008	23.9%	22.8%	22.2%	14.5%	8.6%	7.9%
2007	35.0%	23.6%	15.2%	14.7%	5.9%	5.5%
Increase / Decrease	-11.1%	-0.8%	7.1%	-0.2%	2.6%	2.4%

LIGHT JET MARKET GROWTH

With 7.1 basis point year-over-year market share growth, Avantair is the fastest growing fractional in the light jet market

                                                Source: UBS Estimates, Amstat, Boston Aviation

Fractional Market Share Analysis by Year

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%

	NetJets	FlexJet	Flight Options	Citation Shares	Avantair	Other
Aug-07	62.0%	10.5%	12.5%	8.2%	4.8%	2.1%
Apr-08	62.4%	11.0%	10.4%	7.4%	6.1%	2.7%
Increase / Decrease	0.4%	0.6%	-2.2%	-0.7%	1.3%	0.6%

TOTAL MARKET GROWTH

With 1.3 basis point increase in market share from 2007 to 2008, Avantair has the highest percentage of growth in the fractional industry

                                    Source: UBS Estimates, Amstat, Boston Aviation

COMPETITIVE ADVANTAGES

Sole fractional fleet operator of
the Piaggio Avanti

Lowest fuel burn and fuel
surcharge

30%-50% more fuel
efficient than
comparable jets

Approximately 25%
more efficient than twin
turboprops*

Largest cabin in category

Short runway capability

Substantial leverage in business
model

Increase in fleet size
reduces operating costs

Opportunity for significant
margin growth

Single type aircraft fleet

Lower maintenance and
training costs

Fewer parts in inventory

Company-owned FBOs

* Source:  Business and Commercial Aviation, ARG/US (http://aviationresearch.com/Free/facprgms.asp) and company pricing sheets as of September 2006

PIAGGIO AVANTI
AIRCRAFT

BUSINESS MODEL

Maintain aggressive delivery schedule

Goal of approximately 3/4 aircraft sold (12 Shares) per month

52 aircraft in fleet currently

9 deliveries expected in FY 2009

Total of 57 additional Piaggio Avanti aircraft on order through 2013

Realize economies of scale due to larger fleet size

Reduces non-revenue repositioning flights and charter costs

Leverages existing infrastructure

Fixed Base Operators in three key hubs provide operating and maintenance efficiencies and lower fuel costs

Drives maintenance and management fees

Disciplined fiscal controls

          THE PIAGGIO AVANTI

As the best value in the fractional industry, the Piaggio Avanti offers the perfect combination of comfort, speed, performance and efficiency.

avantair®

COMPETITIVE PRICING STRUCTURE

Avantair, Inc.
Year One Annual Operating Cost Comparison
January 2009

Aircraft Description:

	Avantair	CitationShares	Flight Options	NetJets	NetJets	Flexjet
Make	Piaggio	Cessna	Raytheon	Raytheon	Raytheon	Bombardier
Model	P180	CJ3	Hawker 400XP**	Hawker 400XP	Encore	Lear40XR
Acquisition Cost	$ 425,000	$ 518,432	$ 175,000	$ 425,625	$ 579,688	$ 560,000
Share Size	1/16	1/16	1/16	1/16	1/16	1/16
Maximum Hours per Year	50	50	50	50	50	50
Unit Operating Costs:						
Occupied Hourly Rate	$0	$5,152	$1,750	$1,806	$1,801	$1,875
Fuel Surcharge/Hour*	$246	$52	$481	$526	$532	$888
FET on Occupied Rate	$297	7.5%	7.5%	7.5%	7.5%	7.5%
Monthly Management Fee	$9,650		$6,100	$7,749	$8,862	$7,565
Year One Annual Operating Costs:						
Occupied Hourly Cost	$ -	$ 257,584	$ 87,500	$ 90,300	$ 90,050	$ 93,750
Fuel Surcharge Cost	$ 12,300	$ 2,600	$ 24,050	$ 26,300	$ 26,600	$ 44,400
FET on Hourly Cost	$ 3,563	$ 19,514	$ 8,366	$ 8,745	$ 8,749	$ 10,361
Management Fee	$ 115,800	$ -	$ 73,200	$ 92,988	$ 106,344	$ 90,780
Total Annual Operating Costs	$ 131,663	$ 279,698	$ 193,116	$ 218,333	$ 231,743	$ 239,291
Effective Hourly Rate of Operation	$ 2,633	$ 5,594	$ 3,862	$ 4,367	$ 4,635	$ 4,786
Yearly Cost Savings With Avantair		53%	32%	40%	43%	45%

* Fuel surcharges based on December 2008 averages
** Pre-owned shares
Assumptions: Avantair Dec fuel numbers. All others Jan. fuel numbers. CitationShares builds $3.50/gal into operating cost.

* Based on 1/16th share, or 50 hours per year. Source: December 2008 publicly available competitor data.

15

     LEAD GENERATION + CUSTOMER LOYALTY = SALES

Substantial marketing leverage generated as growing customer base results in more customer referrals

70% of new leads are current owners in competing fractional programs

45% of leads are from advertising (direct mail, online and print)

70% of sales are from existing customer referrals

12% of owners purchase additional shares within one year of ownership

AIRPLANES IN FLEET

                                                                     *As of end of calendar year

$17.7 million for fiscal second quarter, up 25.1% year-over-year

Monthly fee of $9,650 during the fiscal second quarter versus $9,400 in the prior year quarter

Leverage opportunities

Fewer repositioning flights

Fewer charters

Decrease in overall costs of flight operations

    Fleet expansion drives recurring maintenance and management fees

REALIZING ECONOMIES OF SCALE

Avantair, Inc. Historical Charter Usage

(in relation to Total Monthly Flight Hours Flown)

15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%

	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	Dec-07	Jan-08	Feb-08	Mar-08	Apr-08	May-08	Jun-08	Jul-08	Aug-08	Sep-08	Oct-08	Nov-08	Dec-08
Charter Usage	6.7%	10.0%	7.0%	7.0%	5.4%	4.1%	3.1%	2.0%	1.1%	0.4%	0.3%	0.3%	0.1%	0.0%	0.2%	0.1%	1.0%	0.7%

CHARTER USAGE

FINANCIAL
SECTION

Net Loss
Revenue
$140
$120
$100
$80
$60
$40
$20
$0
($20)
($40)
($MIL)
2004
2005
2006
2007
2008

ANNUAL REVENUE AND OPERATING RESULTS

EBITDA
$1,000,000
$-
$(1,000,000)
$(2,000,000)
$(3,000,000)
$(4,000,000)
$(5,000,000)
$(6,000,000)
Mar-08
Jun-08
Sep-08
Dec-08
EBITDA
Loss from Operations

PROFITABILITY PROGRESS

Management currently estimates that income from operations before depreciation and amortization sufficient to cover interest charges can be achieved on a sustainable basis through either fully fractionalizing 48 aircraft, increasing the sale of charter cards to 150 on an annual basis (either individually or through the Company’s Axis Membership Program),

or a combination thereof.

$80
$60
$40
$20
$0
($20)
($ML)
Net Loss
EBITDA
Revenue
3 months ended December 31, 2007
3 months ended December 31, 2008
6 months ended December 31, 2007
6 months ended December 31, 2008

SECOND QUARTER and YTD FISCAL 2009

REVENUE AND OPERATING RESULTS

FISCAL SECOND QUARTER 2009 HIGHLIGHTS

Total record revenues of $35.4 million, up 23.7% year-over-year

Reported delivery of 50th Piaggio Avanti

Charter card sales up 96% quarter-over-quarter, to 53 from 27

Announced new hybrid flight program – ‘Axis Club’ – designed to bridge the gap between the financial commitment of a fractional share and charter cards

EBITDA (profitable results from operations before depreciation and amortization) of
$690,360, up 118.1% year-over-year

Loss from operations of $0.6 million, down 86.9% year-over-year

                                          INDUSTRY SALES

                                                                                                                                   60;                                        Data Source:  Boston Aviation

As of September 30, 2008, Avantair was the only fractional provider in the light jet category that has sustained a positive net change for three consecutive quarters – taking into account shares sold and subtracting ‘buy back’ hours.

Aircraft Sold

(New & Pre-Owned)

Aircraft Bought

Back

Net Change

CitationShares

2,375

2,500

-125

Bravo

825

1,475

-650

CJ3

675

450

225

Excel / XLS

875

575

300

Flexjet

550

1,175

-625

Lear 40 / 40XR

300

150

Lear 45 / 45XR

1,025

-775

NetJets

6,275

6,700

-425

Ultra

150

2,425

-2,275

Hawker 400XP

150

400

-250

Encore / +

3,025

2,625

Excel / XLS

2,950

3,475

-525

Flight Options

3,500

5,151

-1,651

400A / 400XP

3,500

5,151

-1,651

Avantair

1,925

800

1,125

Piaggio Avanti

1,925

1,125

FINANCIAL MODEL

Fractional share sales are paid in cash up front with revenue amortized over 60 months

Approximately $1 million gross profit per fractionalized aircraft

Maintenance and management fees provide recurring monthly
revenues

Growth in fractional shares add incremental monthly fees on
growing base

AVANTAIR KEY TAKEAWAYS

Superior growth rate relative to private aviation market;
Avantair continues to gain market share at competitors’
expense

Defensible competitive advantages - the Piaggio Avanti is
technologically superior to other light jets and is exclusive to
Avantair

Recurring revenue stream via fractional share sales

Substantial operating leverage inherent to business model,
leading to sustainable profitability

Avantair, Inc. (AAIR)

Headquartered in
Clearwater, FL

727.538.7910

www.avantair.com